Reconciliation of Income Tax Expense (Benefit) Computed by Applying U.S. Statutory Federal Income Tax Rate against Income (Loss) before Income Taxes to Provision (Benefit) for Income Taxes (Detail) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	May 31, 2014	May 31, 2013	May 31, 2012
Income Tax Rate Reconciliation [Line Items]
Income tax expense (benefit) at the U.S. statutory federal income tax rate	$ 148,570	$ 61,912	$ 114,901
Impact of foreign operations	(24,874)	(11,552)	(32,192)
State and local income taxes net of federal income tax benefit	4,519	1,979	4,073
Tax benefits from the domestic manufacturing deduction	(4,878)	(4,489)	(3,744)
Nondeductible fines and penalties	(2,002)	4,802
Nondeductible business expense	1,508	1,269	1,304
Valuation allowance	(2,998)	14,729	9,353
Other	(1,342)	(1,610)	831
Provision for Income Tax Expense	$ 118,503	$ 67,040	$ 94,526
Effective Income Tax Rate	27.90%	37.90%	28.80%